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                                                                   Exhibit 99.01


                   CERTIFICATION OF ANNUAL REPORT ON FORM 10-K

                                       OF

                         NATIONAL BANCSHARES CORPORATION

                      FOR THE YEAR ENDED DECEMBER 31, 2002

The undersigned are the President and Treasurer of National Bancshares Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2002.

We certify that such Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


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
This Certification is executed as of March 26, 2003.    /s/ Charles J. Dolezal
                                                        -----------------------------
                                                        Charles J. Dolezal, President



                                                        /s/ Lawrence M. Cardinal, Jr.
                                                        -----------------------------
                                                        Lawrence M. Cardinal, Jr., Treasurer
                                                         (Principal Financial Officer)

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